================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

      Filed by the Registrant |X|
      Filed by a Party other than the Registrant |_|

      Check the appropriate box:

      |_| Preliminary proxy statement
      |_| Confidential, For Use of the Commission Only (as permitted by Rule
          14a-6(e)(2))
      |X| Definitive proxy statement
      |_| Definitive Additional Materials
      |_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             INSIGHTFUL CORPORATION
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

      Payment of Filing Fee (check the appropriate box):

      |X| No fee required.
      |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

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      (2) Aggregate number of securities to which transaction applies:

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      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      (4) Proposed maximum aggregate value of transaction:

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      (5) Total fee paid:

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      |_| Fee paid previously with preliminary materials:

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      |_| Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount previously paid:

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      (2) Form, Schedule or Registration Statement no.:

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      (3) Filing Party:

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      (4) Date Filed:

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

[LOGO OF INSIGHTFUL CORPORATION]

April 29, 2004

Dear Stockholder:

      You are cordially invited to attend Insightful Corporation's 2003 Annual Meeting of Stockholders. The annual meeting will be held on Wednesday, June 11, 2004, at 9:00 a.m., Seattle time, at the offices of Orrick, Herrington & Sutcliffe LLP, 719 Second Avenue, Suite 900, Seattle, Washington.

      At the annual meeting you will be asked to elect two Class II directors to Insightful's Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES FOR DIRECTOR.

      You should read carefully the accompanying Notice of Annual Meeting of Stockholders and the proxy statement for additional information. Whether or not you plan to attend the annual meeting, please complete, sign and date the enclosed proxy card and return it promptly in the enclosed postage-prepaid envelope. Your stock will be voted in accordance with the instructions you give in your proxy. If you attend the annual meeting, you may vote in person if you wish, even if you previously returned your proxy card. Your prompt cooperation is greatly appreciated.

                                                Sincerely,


                                                /s/ Jeffrey Coombs

                                                Jeffrey Coombs
                                                President and Chief Executive
                                                Officer

         PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD.

                             INSIGHTFUL CORPORATION
                           1700 WESTLAKE AVENUE NORTH
                                   SUITE 500
                           SEATTLE, WASHINGTON 98109

                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               ------------------

To the Stockholders of Insightful Corporation:

      The Annual Meeting of Stockholders of Insightful Corporation, a Delaware corporation, will be held on Wednesday, June 11, 2004, at 9:00 a.m., Seattle time, at the offices of Orrick, Herrington & Sutcliffe LLP, 719 Second Avenue, Suite 900, Seattle, Washington, for the following purposes:

      1.    to elect two Class II directors to serve for a three-year term; and

      2. to transact such other business as may properly come before the meeting or any adjournments thereof.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES FOR DIRECTOR.

      These items of business are more fully described in the proxy statement accompanying this notice. The Board of Directors has fixed the close of business on April 28, 2004 as the record date for the meeting. Only stockholders of record on the record date are entitled to notice of, and to vote at, the meeting.

      You are cordially invited to attend the annual meeting. To ensure your representation at the meeting, however, you should complete, sign, date and return the enclosed proxy card as promptly as possible. Your shares will be voted in accordance with the instructions you give in your proxy. You may revoke your proxy at any time before it is voted by signing and returning a proxy for the same shares bearing a later date, by filing with the Assistant Secretary of Insightful a written revocation bearing a later date or by attending the meeting and voting in person.

                                     By Order of the Board of Directors


                                     /S/ Kenneth J. Moyle, Jr.

                                     Kenneth J. Moyle, Jr.
                                     General Counsel and Secretary

Seattle, Washington
April 29, 2004

                             INSIGHTFUL CORPORATION

                               ------------------

                                PROXY STATEMENT

                               ------------------

                                 April 29, 2004

      We are furnishing this proxy statement to holders of common stock of Insightful Corporation, a Delaware corporation, with principal executive offices at 1700 Westlake Avenue North, Suite 500, Seattle, Washington 98109, in connection with the solicitation of proxies in the form enclosed by the Board of Directors of Insightful for use at the Annual Meeting of Stockholders, or the Meeting, to be held on Friday, June 11, 2004, at 9:00 a.m., Seattle time, at the offices of Orrick, Herrington & Sutcliffe LLP, 719 Second Avenue, Suite 900, Seattle, Washington, and any adjournment or postponement thereof. This proxy statement and the form of proxy were first mailed to stockholders on or about May 7, 2004.

      Our Board of Directors has fixed the close of business on April 28, 2004, as the Record Date for the determination of which of our stockholders will be entitled to notice of, and to vote at, the Meeting. Accordingly, only holders of record of common stock as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. As of the Record Date, 12,336,830 shares of common stock were outstanding. Stockholders are entitled to one vote per share on any proposal presented at the Meeting. Stockholders may vote in person or by proxy. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted by:

      o filing with the Secretary of Insightful, prior to the Meeting, either a written revocation or a duly executed proxy bearing a later date, or

      o attending the Meeting and voting in person, regardless of whether a proxy has previously been given.

Presence at the Meeting will not revoke the stockholder's proxy unless such stockholder votes in person.

      The representation in person or by proxy of at least a majority of the outstanding shares of common stock entitled to vote at the Meeting is necessary to constitute a quorum for the transaction of business at the Meeting. Votes withheld from any nominee and abstentions are counted as present or represented for purposes of determining the presence or absence of a quorum for the Meeting.

      Directors are elected by a plurality of the votes cast by stockholders entitled to vote at the Meeting. In the election of directors, the two nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to vote at the Meeting shall be elected as directors. Holders of common stock are not entitled to cumulate votes in electing directors.

      Any broker, bank, nominee, fiduciary or other custodian which holds shares of our common stock for the account of a customer who is the beneficial owner of those shares, and which does not receive specific instructions from the customer on how to vote, has the power to vote those shares at its discretion in the election of directors, and for other routine matters for which it has not received voting instructions. A "broker nonvote" occurs when the custodian indicates on the proxy card that it may not vote, or give a proxy to vote, a customer's shares because the customer did not provide voting instructions with respect to a nonroutine matter. There will be no broker nonvotes in the election of directors.

      An abstention occurs when a stockholder affirmatively instructs the vote to be withheld (by checking the "abstain" or "withhold authority to vote" box on the proxy card) or when a stockholder who has not given a proxy is present at the meeting but does not cast a ballot. In the election of directors, abstentions will result in the nominees receiving fewer votes but will have no effect because the outcome is determined by a plurality of the votes cast.

      An automated system administered by our transfer agent tabulates the votes. The vote on each matter submitted to stockholders is tabulated separately.

      The persons named in the accompanying proxy are officers of Insightful. All properly executed proxies returned in time to be counted at the Meeting will be voted. Any stockholder giving a proxy has the right to withhold authority to vote for any individual nominee to the Board of Directors. Where a choice has been specified on a proxy with respect to the foregoing matter, the shares represented by the proxy will be voted in accordance with the specifications and will be voted FOR if no specification is indicated.

      Our Board of Directors knows of no other matters to be presented at the Meeting. If any other matter should be presented at the Meeting upon which a vote properly may be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named in the accompanying proxy.

      The cost of solicitation of proxies will be borne by us. We may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have our stock registered in the names of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by our officers and employees may also be made of some stockholders in person or by mail, telephone or telegraph following the original solicitation. We may, if appropriate, retain an independent proxy solicitation firm to assist in soliciting proxies. If we do so, we will pay such firm's customary fees and expenses.

                         PROPOSAL: ELECTION OF DIRECTORS

      In accordance with our Amended and Restated Certificate of Incorporation, our Board of Directors is divided into three classes. Paul N. Bialek and Sachin Chawla are serving as Class I Directors until their terms expire on the date of the Annual Meeting of Stockholders in calendar year 2006. Messrs. Bialek and Chawla were appointed by the Board of Directors on April 29, 2004 to fill the seats vacated by Christopher C. Covington and Arthur H. Reidel, who resigned on April 29, 2004. Mark C. Ozur is serving as a Class III Director until his term expires on the date of the Annual Meeting of Stockholders in calendar year 2005. Mr. Ozur was elected at the Annual Meeting of Stockholders held on April 17, 2002. Samuel R. Meshberg and Jeffrey E. Coombs are serving as a Class II Directors until their terms expire on the date of the meeting. Mr. Meshberg was elected at the Annual Meeting of Stockholders held on June 7, 2001. Mr. Coombs was appointed by the Board of Directors on April 29, 2004, to fill the seat vacated by Shawn F. Javid, who resigned from the Board on September 30, 2003.

      Mr. Meshberg and Mr. Coombs are the nominees to be elected at this Meeting as Class II Directors for a term of three years. Shares represented by all proxies received by the Board of Directors and not so marked to withhold authority to vote for Messrs. Meshberg and Coombs will be voted FOR the election of Messrs. Meshberg and Coombs. The Board of Directors knows of no reason why Messrs. Meshberg and Coombs should be unable or unwilling to serve, but if such should be the case, proxies may be voted for the election of one or more other persons or for fixing the number of directors at a lesser number. If a quorum is present, the two nominees receiving the highest number of votes will be elected to serve as Class II Directors.

      The following table sets forth the name and age of each director and nominee to be elected at the Meeting, the positions currently held by each nominee and director with Insightful, the year each nominee's and director's term will expire, the class of director of each nominee and director and the period during which each nominee and director has served as a director of Insightful.

Occupations of Directors and Nominees

                                                                             Term      Class of     Director
       Name             Age             Position(s) Held                    Expires    Director      Since
-----------------       ---   ---------------------------------------       -------    --------     --------
Paul N. Bialek          44    Director                                        2006          I         2004

Sachin Chawla           44    Director                                        2006          I         2004

Jeffrey E. Coombs       46    Director, President and Chief Executive         2004         II         2004
                              Officer

Samuel R. Meshberg      55    Chairman of the Board of Directors              2004         II         2001

Mark C. Ozur            48    Director                                        2005        III         2001

Nominees for Director

Samuel R. Meshberg. Mr. Meshberg has been a director of Insightful since February 2001. Since 1984, Mr. Meshberg has served as President of Financial Management Investment Services, Inc., a private investment company. From 1982 to 1999, Mr. Meshberg served as President of Philson, Inc., an anodizing company, and served as Chief Financial Officer of Emson Research, Inc., a packaging company, from 1990 to 1999. Philson and Emson were acquired by AptarGroup, Inc., a packaging company, in February 1999.

Jeffrey E. Coombs. Mr. Coombs joined Insightful in January 2003 as Senior Vice President & General Manager of Insightful's Text Analysis (InFact) business. Mr. Coombs was appointed as interim Chief Executive Officer in October 2003 and was named President and Chief Executive Officer in April 2004 and was appointed to the Board of Directors at that time. Prior to joining Insightful, Mr. Coombs served as VP of Marketing and Market Development for Acta Technology, a leading data integration company recently acquired by Business Objects. Prior to Acta, Mr. Coombs served as Group Director of Worldwide Partner Alliances & Strategic Marketing for Business Objects from 1994-1997, and held assorted Director level positions in Marketing, Channels, and Partnerships for Informix from 1989-1994. Previously, Mr. Coombs worked for Apollo Computer and Apple. Mr. Coombs holds an MBA from Harvard and a B.A. from Williams College.

Directors Whose Terms Extend Beyond the Meeting

Paul N. Bialek. Mr. Bialek was appointed as a director of Insightful on April 29, 2004. Currently acting as Interim Chief Executive Officer of Telsym, a voice over IP company, Mr. Bialek has over 20 years experience in financial and operations management. Mr. Bialek most recently was Chief Financial Officer of Revenue Science, Inc. and prior to that was CFO and Senior Vice President, Finance and Operations, for RealNetworks Inc. RealNetworks is the pioneer and market leader in internet media delivery technology and is publicly traded on the Nasdaq market. Prior to joining RealNetworks in 1998, he was CFO for Metapath Software Corporation, a venture stage software company with products for the wireless telecommunications industry. From 1993 to 1997, he was CFO for Edmark Corporation, a Nasdaq listed multimedia software company, which was acquired by IBM in late 1996. Mr. Bialek started his career at KPMG Peat Marwick, where he was employed in a variety of positions for 11 years with responsibilities for serving private and public technology companies. Mr. Bialek has a degree in business administration from Seattle University and is a Certified Public Accountant. He currently serves on the boards of the Washington Software Association and Washington Research Foundation and also serves on the advisory board for Seattle University's accounting program. Mr. Bialek lives in Seattle.

Sachin Chawla. Mr. Chawla was appointed as a director of Insightful on April 29, 2004. Currently Vice President of the Data Integration Division for Business Objects, Mr. Chawla was co-founder and CEO of Acta Technology, a data Integration provider. Acta was sold to Business Objects in 2002, after reaching approximately a $30M revenue annual runrate. Prior to Acta, Mr. Chawla spent five years with Sybase Corporation where he spearheaded the development of Replication Server, Sybase's distributed, heterogeneous data replication product. Mr. Chawla's experience includes roles ranging from developer/architect to project leader at leading high tech companies Sybase, Metaphor Computer Systems and IBM Corporation. Mr. Chawla holds a bachelor of science in electrical engineering from the University of California Berkley and an masters of science in computer science from Stanford University.

Mark C. Ozur. Mr. Ozur has been a director of Insightful since February 2001. From June 2000 to October 2001, Mr. Ozur was the Chief Technical Officer of edge2net, Inc., a global provider of international telecommunications services. Prior to joining edge2net, Mr. Ozur was President and Chief Executive Officer of PulsePoint Communications, Inc., a publicly traded telecommunications enhanced services company, from January 1995 through August 1999. From December 1990 to December 1992, he was Vice President, Engineering for Precision Visuals, Inc., a visualization software company, and served in a variety of software development roles for Digital Equipment Corporation.

Compensation of Directors

      Non-employee directors receive $5,000 per calendar quarter as compensation for attending meetings during that quarter, provided that they attend a minimum of 75% of the regular and special meetings of the Board and of any committees upon which they sit.

      Each non-employee director of Insightful is entitled to participate in the Amended & Restated 2001 Non-Employee Director Stock Option Plan,or 2001 Director Plan. The 2001 Director Plan authorizes the grant of stock options only to members of Insightful's Board of Directors who are neither employees nor officers of Insightful. Under the 2001 Director Plan, on February 3rd of each year each non-employee director who has served as a member of the Board of Directors for at least one year automatically receives an option to purchase 20,000 shares of common stock at an exercise price equal to the fair market value of a share of common stock on that date. In addition, each non-employee director who has served for less than an entire year on February 3rd automatically receives an option to purchase the number of shares of our common stock equal to the number of full months he has served on the Board of Directors during the prior year, divided by 12 and multiplied by 20,000. In addition, each non-employee director first elected to the Board of Directors will receive automatically on the date of his or her election an option to purchase 20,000 shares of our common stock at an exercise price equal to the fair market value of a share of common stock on such date.

      Options granted under the 2001 Director Plan vest and become exercisable on the date of grant and expire ten years from the date of the option grant or 180 days after the director resigns from the Board of Directors, whichever comes first.

Committees of the Board of Directors and Meetings

      Our Board of Directors met seven times and took action by unanimous written consent six times during the fiscal year ended December 31, 2003. The Board of Directors has an Audit Committee and a Compensation Committee. The Board of Directors does not currently have a standing nominating committee. Each of the directors attended at least 75% of all meetings of the Board of Directors and of all committees on which he served.

      The Board of Directors has determined each of the following directors to be an "independent director" as such term is defined in Marketplace Rule 4200(a)(15) of the NASD: Paul N. Bialek, Sachin Chawla and Mark C. Ozur.

      The board has also determined that each member of the two committees of the board meets the independence requirements applicable to those committees prescribed by the NASD, the Securities and Exchange Commission, or SEC, and the Internal Revenue Service. The board has further determined that Paul N. Bialek is an "audit committee financial expert," as such term is defined in Item 401(h) of Regulation S-K promulgated by the SEC.

      As of April 29, 2004, the Audit Committee is comprised of Messrs. Bialek, Chawla and Ozur. From May 29, 2003 until April 29, 2004, the Audit Committee was comprised of Messrs. Covington, Reidel and Ozur. Before May 29, 2003, the Audit Committee was comprised of Messrs. Covington, Reidel and Meshberg. Each of the above directors is (or was during his tenure) an "independent director" as defined by Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The Audit Committee is governed by a written charter, the full text of which is filed with this proxy statement as Appendix A. The charter may be amended by the Board of Directors at any time. The Audit Committee reviews with our independent auditors the scope and timing of their audit services and any other services the independent auditors are asked to perform, the independent auditor's report regarding our financial statements following completion of their audit and our policies and procedures with respect to internal accounting and financial controls. In addition, the Audit Committee has the ability to appoint and retain our independent auditors, approve all audit, review and attest services to be provided by the independent auditors and determine the compensation paid therefor. The Audit Committee met six times during the fiscal year ended December 31, 2003.

      The Compensation Committee of the Board of Directors during the fiscal year ended December 31, 2002 was comprised of Messrs. Meshberg and Ozur, each of whom is an "independent director" as defined by Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The Compensation Committee reviews and makes recommendations concerning executive compensation, oversees the administration of Insightful's 401(k) plan and administers our 2001 Stock Option and Incentive Plan and the 1996 Non-Qualified, Non-Officer Stock Plan. The Compensation Committee met three times and took action by unanimous written consent four times during the fiscal year ended December 31, 2003.

Director Nominations Process

The Board of Directors has determined that because of its small size and composition of three out of five being independent directors, that it is appropriate and consistent with Marketplace Rule 4350(c)(4)(A) of the National Association of Securities Dealers, or NASD, to have the entire board consider and nominate director candidates. Pursuant to Marketplace Rule 4350(c)(4)(B) of the NASD, the Board of Directors has adopted a resolution which sets forth the standards and procedures for considering director nominees.

      Process for Identifying Candidates

      Our Board of Directors has two primary methods for identifying candidates beyond those proposed by our stockholders. On a periodic basis, the Board of Directors will solicit ideas for possible candidates from a number of sources, including members of the board, senior level management, individuals personally known to the members of the board and research, including publications, databases and Internet searches. In addition, the Board of Directors may from time to time use its authority under its charter to retain a search firm to identify candidates.

      Nomination Right of Stockholders

      In accordance with our bylaws and applicable law, recommendations for nominations for the election of directors for consideration by the Board of Directors may be made by any stockholder of record entitled to vote for the election of directors at stockholder meetings held for such purpose. The requirements a stockholder must follow for recommending persons for consideration by the Board of Directors for election as directors are set forth in our bylaws and the section below entitled "Stockholder Proposals for the 2005 Annual Meeting."

      Subject to the superior rights, if any, of the holders of any class or series of stock having a preference over our common stock that we may issue in the future, if a stockholder complies with these procedures for recommending persons for consideration by the Board of Directors for election as directors, the Board of Directors will conduct the appropriate and necessary inquiries into the backgrounds, qualifications and skills of the stockholder-recommended candidates and, in the exercise of the Board of Directors' independent judgment in accordance with the policies and procedures adopted in its resolutions, will determine whether to include the stockholder-recommended candidates in the list of candidates for election as directors at the next annual meeting of stockholders held for such purpose.

      Evaluation of Candidates

      The Board of Directors will consider all candidates identified through the processes described above, and will evaluate each of them, including incumbents, based on the same criteria. If, based on the Board of Directors' initial evaluation, a candidate continues to be of interest, the Board of Directors will arrange for appropriate background and reference checks.

Compensation Committee Interlocks and Insider Participation

      During the fiscal year ended December 31, 2003, Messrs. Ozur and Meshberg served on the Compensation Committee. No person who served as a member of the Compensation Committee was, during the past fiscal year, an officer or employee of Insightful or any of its subsidiaries, was formerly an officer of Insightful or any of its subsidiaries, or had any relationship requiring disclosure herein except as provided below. No executive officer of Insightful served as a member of the Compensation Committee (or other Board committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served as a director of Insightful.

                               EXECUTIVE OFFICERS

      Our executive officers, their ages, positions and the period during which the executive officers has served as executive officers of Insightful as of April 28, 2004, are as follows:

       Name                  Age                      Positions                       Officer Since
------------------           ---        -------------------------------------         -------------
Jeffrey E. Coombs            46         President and Chief Executive Officer             2003
Fred Schapelhouman           47         Chief Financial Officer and Treasurer             2002

Jeffrey E. Coombs. Please see Mr. Coombs' biographical information in the section entitled "Nominees for Director."

Fred Schapelhouman. Mr. Schapelhouman joined Insightful in October 2002 as interim Chief Financial Officer and Treasurer and was appointed Chief Financial Officer in February 2003. He is responsible for the financial and accounting functions of the Company and has over 20 years of experience in various senior financial roles. From March 2001 to October 2002, he served as the Chief Financial Officer of Aris Corporation, a publicly traded professional services firm. From July 1997 to February 2001, he was President of CFO Plus, a financial consulting firm. Mr. Schapelhouman also served as and as Vice President of Finance at Sierra On-Line, a publicly-traded software company, from May 1993 to June 1994 and has served as an interim Chief Financial Officer for a variety of technology companies in the Pacific Northwest. He earned a bachelor of science from San Jose State University and his Masters in Business Administration in Finance from Golden Gate University. He received his Certified Public Accountant certificate in California after working at Deloitte Touche.

Executive Compensation

      The following table sets forth compensation earned by our Chief Executive Officer for fiscal year ended December 31, 2003, the four other most highly compensated executive officers whose total salary and bonus exceeded $100,000 during the fiscal year ended December 31, 2003, and two additional individuals, if any, for whom disclosure would have been made but for the fact that these individuals were not serving as executive officers at the end of the fiscal year ended December 31, 2003,collectively, the "Named Executive Officers".

                           SUMMARY COMPENSATION TABLE

                                                                                                         Long-Term
                                                                          Annual Compensation(1)    Compensation Awards
                                                                          ----------------------
                                                                                                         Securities
                                                                                          Other          Underlying
     Name and Principal Position          Year         Salary            Bonus(2)     Compensation    Options/SARs (#)
     ---------------------------          ----         ------            --------     ------------    ----------------
Jeffrey Coombs                            2003        $126,019           $ 58,841        $  6,993
     President and Chief Executive        2002              --                 --              --              --
     Officer(3)                           2001              --                 --              --              --

Fred Schapelhouman                        2003        $144,808           $ 16,250              --              --
      Chief Financial Officer and         2002        $ 44,423(4)              --              --          50,000
      Treasurer                           2001              --                 --              --              --

Shawn F. Javid                            2003        $224,652           $ 45,416              --              --
     President and Chief Executive        2002        $200,000           $  6,000        $  2,862         200,000
     Officer(5)                           2001        $198,454           $ 86,520              --        $525,000

(1) Excludes perquisites and other personal benefits, if any, the aggregate annual amount of which for each officer was less than the lesser of $50,000 and 10% of the total of annual salary and bonus reported. We did not grant any restricted stock awards or stock appreciation rights to Named Executive Officers, or make any long term incentive plan payouts during the fiscal years ended December 31, 2003, December 31, 2002, or December 31, 2001.

(2) Bonuses are reported in the year earned, even if actually paid in a subsequent year.

(3) Mr. Coombs joined Insightful in January 2003 and was appointed as interim Chief Executive Officer in October 2003.

(4) Mr. Schapelhouman joined Insightful in October 2002. His 2002 compensation reflects a partial year of service.

(5) Mr. Javid left Insightful in September 2003.

Option Grants

      During fiscal 2003, we granted options to purchase a total of 368,500 shares of common stock under our stock option plans to our employees, including the individuals listed in the Summary Compensation Table. No stock appreciation rights were granted during fiscal 2003.

      The following table sets forth certain information with respect to stock options granted to each of the individuals listed in the Summary Compensation Table in fiscal 2003. In accordance with SEC rules, potential realizable values for the following table are:

      .     net of exercise price before taxes;

      . based on the assumption that our common stock appreciates at the annual rates shown, compounded annually, from the date of grant until the expiration of the term; and

      . based on the assumption that the option is exercised at the exercise price and sold on the last day of its term at the appreciated price.

      These numbers are calculated based on SEC requirements and do not reflect our projection or estimate of future stock price growth. Actual gains, if any, on stock option exercises will depend on the future performance of our common stock.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                       =======================================================
                                                                                Potential Realizable Value At
                                                                                Assumed Annual Rates Of Stock
                                                                              Price Appreciation For Option Term
                        Options/     % Of Total     Exercise or
                          SARS     Shares Granted   Base Price    Expiration  ----------------------------------
      Name              Granted    in Fiscal Year    Per Share       Date                5%             10%
                       =========================================================================================
Jeffrey Coombs         225,000(1)        78%           $1.13        5/5/2013          $159,896       $405,209
Fred Schapelhouman          --           --               --              --                --             --
Shawn F. Javid              --           --               --              --                --             --

----------

(1) One-eighth of the total grant vests and becomes exercisable after six months, and thereafter vests and becomes exercisable in equal installments of one sixteenth of the total grant per quarter (so long as optionee maintains a business relationship with Insightful through such date).

Option Exercises and Fiscal Year-End Values

      The following table presents information about options exercised by, and held by, the executive officers named in the Summary Compensation Table and the value of those options as of December 31, 2003. The value of in-the-money options is based on the closing price on December 31, 2003, net of the option exercise price.

                 OPTION/SAR EXERCISES AND FISCAL YEAR-END VALUES

                                                            Number of Securities                 Value of Unexercised
                                                           Underlying Unexercised            In-the-Money Options/SARs at
                                                           Options/SARs at FY-End                     FY-End(1)
                                                     =======================================================================
                        Shares
                     Acquired on        Value
      Name             Exercise       Realized       (Exercisable)     (Unexercisable)     (Exercisable)     (Unexercisable)
                       --------       --------       -------------     ---------------     -------------     ---------------
Jeffrey Coombs            --              --             45,375            196,875           $ 40,601           $179,156
Fred Schapelhouman        --              --             15,625             34,375           $  7,500           $ 16,500
Shawn F. Javid            --              --            490,000                  0           $133,875           $      0

----------

(1) Value is based on the difference between the option exercise price and the fair market value as of December 31, 2003 ($2.04 per share) multiplied by the number of shares underlying the option.

Employment Agreements and Change-In-Control Arrangements

      We have an employment agreement with Mr. Coombs that provides for severance pay and acceleration of stock options in the event he is terminated without cause. Mr. Coombs' agreement provides that, in such event, we will pay severance equal to 9 months of salary and bonus based on the rate in effect as of the date of termination, and that we will accelerate the vesting of his stock options that would have vested during the nine months following termination, or, at our option, pay to Mr. Coombs the in-the-money value of those options as of the termination date.

      We have Change-In-Control agreements in place with our Executive Officers and other key personnel that provide for severance pay and acceleration of stock options in the event they are terminated or constructively terminated pursuant to a change in control. The agreements provide that, in such event, we will pay severance equal to six months of salary based on the rate in effect as of the date of termination, and that we will accelerate the vesting of stock options that would have vested during the 6 following the termination of employment with us.

      Pursuant to employment agreements with Shawn Javid, we agreed to pay Mr. Javid severance equal to 18 months of salary and bonus based on the rate in effect as of the date of termination, and to accelerate the vesting of his stock options that would have vested during the nine months following termination.

                      EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of the Record Date regarding our existing compensation plans and individual compensation arrangements pursuant to which our equity securities may be issued to employees, directors, consultants, advisors or other persons, in exchange for consideration in the form of services:

                                                                                             Number of securities
                                                                                           remaining available for
                           Number of Securities to            Weighted average              future issuance under
                           be issued upon exercise            exercise price of           equity compensation plans
                           of outstanding options,          outstanding options,            (excluding securities
                             warrants and rights             warrants and rights           reflected in column (a))
Plan Category                        (a)                             (b)                             (c)
-------------                        ---                             ---                             ---
Equity compensation
plans approved by               2,557,768(1)                         $2.49                       2,460,469
security holders

Equity compensation
plans not approved by
security holders                         0                           $   0                               0

Total                           2,557,768(1)                         $2.49                       2,460,469

(1) Issuable under our 1992 Key Officer Agreements, 1992 Non-Employee Director Plan, 1992 Stock Option Plan, 1996 Non-Qualified, Non-Officer Stock Plan, 2001 Stock Option and Incentive Plan and 2001 Non-Employee Director Plan, and 2003 Employee Stock Purchase Plan.

                          COMPENSATION COMMITTEE REPORT

Overview

      Insightful's executive compensation program is administered by the Compensation Committee of the Board of Directors. Pursuant to authority delegated by the Board of Directors, the Compensation Committee establishes each year the compensation of senior management. The Compensation Committee also reviews, as appropriate, other compensation standards of Insightful, administers the Insightful Corporation 401(k) Plan, the 2001 Employee Stock Purchase Plan and the 1996 Non-Qualified, Non-Officer Stock Plan.

      During the fiscal year ended December 31, 2003, the Compensation Committee was comprised of Mr. Meshberg and Mr. Ozur, each an independent director as defined under Marketplace Rule 4200(a)(15) of the NASD. The members of the Compensation Committee bring expertise gained through their experience at public and private companies in matters relating to executive compensation to their service on the Compensation Committee.

Procedure for Establishing Compensation

      At the beginning of each fiscal year, the Compensation Committee establishes the annual salary for Insightful's executive officers based on recommendations of the Chief Executive Officer. The Board reviews the recommendations taking into account the following factors: (i) external market data; (ii) Insightful's performance; (iii) the individual's contribution to Insightful's success; and (iv) the internal equity of compensation levels among executive officers. In our effort to update our external market data, we entered into a fee-based arrangement with a compensation analysis firm in 2001. Through this arrangement we were able to review industry-specific data generated by the firm's executive compensation research.

Tax Considerations

      In general, under Section 162(m) of the Internal Revenue Code of 1986, as amended, or the "Code", we cannot deduct, for federal income tax purposes, compensation in excess of $1,000,000 paid to certain executive officers. This deduction limitation does not apply, however, to compensation that constitutes "qualified performance-based compensation" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder. The Compensation Committee has considered the limitations on deductions imposed by Section 162(m) of the Code, and it is the Compensation Committee's present intention that, for so long as it is consistent with its overall compensation objective, substantially all tax deductions attributable to executive compensation will not be subject to the deduction limitations of Section 162(m) of the Code.

Elements of Executive Compensation

      Our compensation policy for executive officers is designed to achieve the following objectives: (1) to enhance profitability of Insightful and increase stockholder value; (2) to reward executives consistent with our annual and long-term performance goals; (3) to recognize individual initiative and achievement; and (4) to provide competitive compensation that will attract and retain qualified executives. Compensation under the executive compensation program is comprised of cash compensation in the form of salary and performance-based compensation in the form of cash bonuses, long-term incentive opportunities in the form of stock options and various benefits, including medical, savings and insurance plans available to all employees of Insightful.

      An executive officer's compensation package includes: (1) base salary, which is based upon the overall performance of Insightful and external market data; (2) annual performance-based compensation, which is based upon achievement of pre-determined financial objectives of Insightful and individual objectives; and (3) long-term incentive compensation in the form of stock options, granted with the objective of aligning executive officers' long-term interests with those of the stockholders and encouraging the achievement of superior results over an extended period. In addition, the compensation program is comprised of various benefits, including medical, savings and insurance plans, and the 2001 Employee Stock Purchase Plan, which are generally available to all employees of Insightful.

      Base Compensation

      Base salaries for executive officers are targeted at competitive market levels for their respective positions and levels of responsibility and experience. Mr. Javid's base salary for 2003 was $225,000. Upon his appointment as Chief Executive Officer, Mr. Coombs' annual salary was set at $225,000. In setting base cash compensation levels for executive officers, the Compensation Committee generally takes into account such factors as: (1) Insightful's past financial performance and future expectations; (2) the general and industry-specific business environment; (3) the individual executive officer's base compensation in the prior year; and (4) corporate and individual performance. The Compensation Committee's review of the foregoing factors is subjective and the Committee assigns no fixed value or weight to any specific factors when making its decisions regarding the salary of executive officers.

      Performance-Based Compensation

      Insightful's performance-based compensation policies are designed to reward executive officers when Insightful meets or exceeds pre-determined financial goals and are also based on various non-financial objectives such as the ability to motivate others, to recognize and pursue new business opportunities and to initiate programs to enhance Insightful's growth and success. Performance-based cash compensation is generally awarded based on formulas established by the Compensation Committee at the time salaries are fixed.

      In establishing performance-based compensation formulas for the fiscal year ended December 31, 2003 for the executive officers, the Compensation Committee considered: (1) the annual base compensation of each individual; (2) individual performance; (3) the actual performance of Insightful as compared to projected performance under Insightful's annual operating plan; and (4) the projected future performance of Insightful; (5) the general business environment. The Committee's review of the foregoing factors is subjective and the Committee assigns no fixed value or weight to any specific factors when making its decisions regarding the salary of executive officers.

      Pursuant to the performance bonus formulas established by the Compensation Committee in the fiscal year ended December 31, 2003, bonus formulas for each executive officer, other than the Chief Executive Officer, were based on satisfactory management and refinement of a senior management MBO process and for improving internal management reports and processes. The bonus formula for the Chief Executive Officer was based on the successful development of strategic plans and development, continuation and improvement of a senior management MBO process. For the Chief Executive Officer and for executive officers other than the Chief Executive Officer, maximum bonus was payable if the executive officer achieved all of his or her individual performance goals.

      Stock Options

      Long-term incentive compensation, in the form of stock options, allows the executive officers to share in any appreciation in the value of Insightful's common stock. The Board of Directors believes that stock option participation aligns executive officers' interests with those of Insightful's stockholders. When establishing stock option grant levels for executive officers in 2003, the Compensation Committee considered the existing levels of stock ownership, previous grants of stock options, vesting schedules of outstanding options, the current stock price, individual performance during the fiscal year in question and past financial performance and future expectations. Stock options granted under the 2001 Stock Option and Incentive Plan generally have an exercise price equal to the fair market value of Insightful's Common Stock on the date of grant and generally vest over a four year period. Insightful attempts to ensure that its executive officers are granted stock options in numbers comparable to or slightly above industry standards.

      Respectfully Submitted by the Compensation Committee:

      Mark C. Ozur (Chair)
      Samuel R. Meshberg

                             AUDIT COMMITTEE REPORT

      The Board of Directors has an Audit Committee that oversees Insightful's accounting and financial functions, including matters relating to the appointment and activities of Insightful's independent auditors. The Audit Committee regularly discusses with management and the outside auditors the financial information developed by Insightful, Insightful's systems of internal controls and its audit process. The Audit Committee recommends to the Board of Directors each fiscal year the appointment of the independent auditors and reviews periodically the auditors' performance and independence from management. The Audit Committee met with Insightful's independent auditors (both in and out of the presence of Insightful's management) to review and discuss the matters required to be discussed by Statement of Accounting Standards 61 (Codification of Statements on Auditing Standards), including various matters pertaining to the audit, such as Insightful's financial statements, the report of the independent auditors on the results, the scope and terms of the independent auditors' work, and recommendations concerning the financial practices, controls, procedures and policies employed by Insightful.

      The Board of Directors has adopted a written charter for the Audit Committee setting out the audit-related functions the committee is to perform. The Audit Committee has reviewed Insightful's audited financial statements and met both with management and with Insightful's independent auditors, Ernst & Young LLP, to discuss those financial statements. Management has represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles.

      The Audit Committee has received from and discussed with Ernst & Young LLP the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee also discussed with Ernst & Young LLP any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

      Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that Insightful's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

      Insightful's Audit Committee has determined that the provision of the services provided by Ernst & Young LLP as set forth herein are compatible with maintaining Ernst & Young LLP's independence.

      During the fiscal year ended December 31, 2003, the Audit Committee consisted of Messrs. Covington, Ozur and Reidel, each of whom is an "independent director" as defined in Marketplace Rule 4200(a)(15) of the NASD. That is, the Board of Directors has determined that none of the committee members has a relationship to Insightful that may interfere with his independence from Insightful and its management.

                                            2003 AUDIT COMMITTEE

                                            Christopher H. Covington (Chair)
                                            Mark C. Ozur
                                            Arthur H. Reidel

                              CORPORATE GOVERNANCE

      The Board has approved a Code of Ethics, which applies to all of our employees, directors and officers. The Code addresses such topics as protection and proper use of our assets, compliance with applicable laws and regulations, accuracy and preservation of records, accounting and financial reporting and conflicts of interest. The Code is available free of charge through our website at www.insightful.com. Insightful intends to include on its website any amendment to, or waiver from, a provision of its Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer and controller that relates to any element of the code of ethics definition enumerated in Item 406(b) of Regulation S-K.

      The board has also established a policy under which interested stockholders can send communications to the board, a committee of the board and to individual directors. Under this policy, stockholders may communicate directly with the members of the Board of Directors or the individual chairmen of standing Board of Directors committees by writing directly to those individuals at the following address: 1700 Westlake Avenue N., Suite 500, Seattle, WA 98109. The Company's general policy is to forward, and not to intentionally screen, any mail received at the Company's corporate office that is sent directly to an individual unless the Company believes the communication may pose a security risk.

                             STOCK PERFORMANCE GRAPH

      The following graph compares the yearly percentage change in the cumulative total stockholder return on our common stock during the five-year period from December 31, 1998 through December 31, 2003, with the cumulative total return on the Nasdaq Composite Index (Total Return) and the Nasdaq Computer and Data Processing Index. The comparison assumes $100 was invested on December 31, 1998 in our common stock and in each of the foregoing indices and assumes reinvestment of dividends, if any.

 Comparison of Five Year Cumulative Total Return Among Insightful Corporation, Nasdaq Composite Index (Total Return) and Nasdaq Computer and Data Processing
                                     Index

                              [PERFORMANCE GRAPH]

                                 12/98         12/99         12/00         12/01         12/02        12/03
                                 -----         -----         -----         -----         -----        -----
NASDAQ Composite Index          100.00        185.59        112.67         88.95         60.91        91.37

NASDAQ Computer and Data
Processing Index                100.00        205.03        114.18        174.62         54.89        82.43

Insightful Corporation          100.00        173.81         60.71         88.00         35.43        77.71

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth as of the Record Date, certain information regarding the beneficial ownership of:

      . each person known by us to own beneficially 5% or more of our outstanding voting securities, based on publicly available information;

      . each of our officers for whom information is provided under "Executive Compensation" in this proxy statement;

      .     each of our directors; and

      .     all of our directors and executive officers as a group.

      On the Record Date, we had 12,336,830 shares of common stock outstanding. To our knowledge, the beneficial owners listed below have sole voting and investment power with respect to the shares shown as beneficially owned. All information in the table is as of April 28, 2004, except for information related to Mr. Springer, with respect to whom the information in this table is as of March 5, 2004. Shares of common stock subject to options exercisable currently or within 60 days are deemed outstanding for purposes of computing the percentage ownership of the person holding the option, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

1. Name and Address of Beneficial Owner                             Amount and Nature of   Percent of
                                                                         Ownership            Class
                                                                         ---------            -----
Samuel R. Meshberg and certain affiliates**(1) ..................        2,831,012            22.95%

Stephen A. Springer  and certain affiliates (2)
c/o Target Capital Management
345 E. 57th St., Suite 8A
New York, NY 10022...............................................          662,000             5.37%

Christopher H. Covington**(3) ...................................          157,500             1.28%

Jeffrey Coombs(4)  ..............................................           73,500                *

Mark C. Ozur**(5) ...............................................           82,000                *

Arthur H. Reidel**(6) ...........................................           80,000                *

Shawn F. Javid(7) ...............................................           30,000                *

Fred Schapelhouman(8)**                                                     21,875                *

All directors and executive officers as a group (8 persons)(9) ..        3,275,887            26.55%

----------

*     Less than 1%

** c/o Insightful Corporation, 1700 Westlake Ave. N, Suite 500, Seattle, Washington 98109.

(1) Includes 97,100 shares owned by Ronald Meshberg, 184,500 shares owned by Emil Meshberg and 163,500 shares owned by Philip Meshberg. Mr. Meshberg disclaims beneficial ownership of such shares. Also includes 121,033 shares owned by Meshberg Family Trust FBO Emil Meshberg and Issue and 121,033 shares owned by Meshberg Family Trust FBO Ronald Meshberg and Issue. Mr. Meshberg disclaims beneficial ownership of such shares. Also includes 80,000 shares issuable upon the exercise of outstanding stock options exercisable on the Record Date or within 60 days thereafter.

(2) Includes 544,400 shares held individually by Stephen A. Springer or in individual retirement accounts for Stephen A. Springer. Includes 10,000 of shares held as co- trustee with A.K. Springer for Ashley A. Springer. Includes 6,800 shares held as co-trustee with A.K. Springer for Dillon K. Springer. Includes 5,600 of shares held as co-trustee with A.K. Springer for Helena H. Springer. Includes 400 shares held as custodian for Dillon K. Springer. Includes 1,400 shares held jointly with Melanie A. Cissone. Also includes 125 shares held individually by Melanie A. Cissone. Mr. Springer disclaims ownership of such shares. Also includes 3,900 shares held individually by Ashley A. Springer. Mr. Springer disclaims ownership of such shares. Also includes 89,375 shares held by Target Capital Management for various clients of Target Capital Management, of which Mr. Springer is sole proprietor. Target Capital Management shares voting and investment power (as defined in Rule 13d-3) with such clients with respect to such shares.

(3) Includes 107,500 shares issuable upon the exercise of outstanding stock options exercisable on the Record Date or within 60 days thereafter.

(4) Includes 73,500 shares issuable upon the exercise of outstanding stock options exercisable on the Record Date or within 60 days thereafter.

(5) Includes 82,000 shares issuable upon the exercise of outstanding stock options exercisable on the Record Date or within 60 days thereafter.

(6) Includes 80,000 shares issuable upon the exercise of outstanding stock options exercisable on the Record Date or within 60 days thereafter.

(7) Includes 30,000 shares issuable upon the exercise of outstanding stock options exercisable on the Record Date or within 60 days thereafter.

(8) Includes 21,875 shares issuable upon the exercise of outstanding stock options exercisable on the Record Date or within 60 days thereafter.

(9) Includes 474,875 shares issuable upon the exercise of outstanding stock options exercisable on the Record Date or within 60 days thereafter.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      We have adopted a policy that all transactions between us and our officers, directors, principal stockholders and their affiliates be on terms no less favorable to us than could be obtained from unrelated third parties and must be approved by a majority of the non-employee independent and disinterested directors.

      We have an agreement with Pharsight Corporation, of which Mr. Reidel is Chairman, to pay us royalties for redistribution of our software. During the 2002 fiscal year, we received royalty payments of approximately $116,400 from Pharsight Corporation.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of our common stock (collectively, "Reporting Persons") to file with the Securities and Exchange Commission, or the SEC, initial reports of ownership and reports of changes in ownership of our common stock. Such persons are required by regulations of the SEC to furnish us with copies of all such filings. Based solely on our review of the copies of such forms we have received, or written representations from certain reporting persons that no forms were required for those persons, we believe that all filing requirements required by Section 16(a) during 2003 applicable to our officers, directors and greater-than-10% beneficial owners were met.

                              INDEPENDENT AUDITORS

      Ernst & Young LLP served as our independent auditors for the fiscal years ended December 31, 2002 and December 31, 2003. We have not yet engaged independent auditors for the fiscal year ending December 31, 2004. Representatives of Ernst & Young LLP, our independent auditors, are expected to attend the annual meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

      On September 4, 2001 our Board of Directors selected the firm of Ernst & Young LLP, independent certified public accountants, to serve as auditors for the remainder of the fiscal year ending December 31, 2001, replacing Arthur Andersen LLP, which had served as Insightful's independent auditors since 1984. Arthur Andersen LLP's reports on Insightful's financial statements for the fiscal years ended December 31, 1999 and December 31, 2000 did not contain any adverse opinion or disclaimer of opinion. During Insightful's fiscal years ended December 31, 1999 and December 31, 2000 and any subsequent interim periods preceding the change in independent auditors, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. Insightful requested that Arthur Andersen LLP furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of that letter was filed with the SEC.

      During the previous two fiscal years ended December 31, 2003, the aggregate fees for accounting services billed to Insightful were as follows:

Audit Fees. The aggregate fees billed by Ernst & Young LLP for professional services rendered for the audit of Insightful's annual consolidated financial statements for the fiscal year ended December 31, 2003, and the review of the consolidated financial statements included in Forms 10-Q for that fiscal year were approximately $652,000. The aggregate fees billed by Ernst & Young LLP for professional services rendered for the audit of Insightful's annual consolidated financial statements for the fiscal year ended December 31, 2002, and the review of the consolidated financial statements included in Forms 10-Q for that fiscal year were approximately $286,000.

Audit-Related Fees. The aggregate fees billed by Ernst & Young LLP for assurance and related services related to the performance of the audit or review of Insightful's consolidated financial statements for the year ended December 31, 2003, were approximately $16,570. The aggregate fees billed by Ernst & Young LLP for assurance and related services related to the performance of the audit or review of Insightful's consolidated financial statements for the year ended December 31, 2002, were approximately $15,330.

Tax Fees. The aggregate fees billed by Ernst & Young LLP for professional services rendered for tax compliance, tax advice and tax planning for the year ended December 31, 2003 were approximately $4,890. The aggregate fees billed by Ernst & Young LLP for professional services rendered for tax compliance, tax advice and tax planning for the year ended December 31, 2002 were approximately $8,590.

All Other Fees. No fees were billed by Ernst & Young LLP for services other than those described above during the fiscal years ended December 31, 2003 and December 31, 2002.

      The audit committee's charter provides that the committee will meet and will pre-approve all audit services and permissible non-audit services to be performed for Insightful by our independent auditors. All fees billed by Ernst & Young LLP in 2003 were pre-approved by the audit committee. The audit committee has considered the provision of these services to us by Ernst & Young LLP and determined that such provision of services was compatible with maintaining Ernst & Young LLP's independence.

                                 OTHER BUSINESS

      Our Board of Directors knows of no other matters to be presented at the Meeting. If any other matter should be presented at the Meeting upon which a vote properly may be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named in the proxies.

                STOCKHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

      Proposals of stockholders intended for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at our 2005 Annual Meeting of Stockholders of Insightful pursuant to Securities Exchange Act Rule 14a-8 must be received at our principal executive offices no later than January 7, 2005. Stockholders that intend to present a proposal that will not be included in the proxy statement and form of proxy must give notice of the proposal to Insightful no later than January 7, 2005 and no earlier than December 8, 2004, unless (i) the 2005 annual meeting is held before May 12, 2005 or after August 10, 2005 or
(ii) the number of directors to be elected to the Board of Directors is increased and there is no public announcement naming all of the nominees or the increase in the Board size on or before April 2, 2005 (or if the 2005 annual meeting is held before May 12, 2005 or after August 10, 2005, then on or before the date that is 70 days before the 2005 annual meeting date). In the case of clause (i), the stockholder must give notice of the proposal to Insightful no earlier than 90 days before the date of the 2005 annual meeting and no later than the later of (a) 60 days prior to the date of the 2005 annual meeting or
(ii) 10 days after the public announcement of the date of the 2005 annual meeting. In the case of clause (ii), the stockholder must give notice of proposal, but only with respect to nominees for any new positions created by such increase in the Board size, no later than 10 days after the public announcement naming all of the nominees or the increase in the Board size. Receipt by Insightful of any proposal in a timely manner will not guarantee its inclusion in Insightful's proxy materials or its presentation at the 2005 annual meeting because there are other requirements in the proxy rules.

                           ANNUAL REPORT AND FORM 10-K

A copy of our combined annual report to stockholders and annual report on Form 10-K for the year ended December 31, 2003, accompanies this proxy statement. If you did not receive a copy, you may obtain one without charge by writing or calling Secretary, Insightful Corporation, 1700 Westlake Avenue North, Seattle, WA 98109, (206) 283-8802.

                                   APPENDIX A

                             INSIGHTFUL CORPORATION

  Amended and Restated Charter of the Audit Committee of the Board of Directors

Purpose

The Audit Committee is appointed by the Board of Directors (the "Board") of Insightful Corporation (the "Company") to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary purpose is to

o Appoint and retain the Company's independent auditors, approve all audit, review and attest services to be provided by the independent auditors and determine the compensation to be paid therefor;

o oversee the qualifications, independence and performance of the Company's independent auditors;

o oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company;

o facilitate communications among the Company's independent auditors, management, internal auditing department (if created) and the Board; and

o provide a means for processing complaints and anonymous submissions by employees of concerns regarding accounting or auditing matters.

Composition

The Audit Committee shall be composed of at least three members of the Board, who shall be appointed by the Board and serve until their successors are appointed and qualified. The Board shall appoint the members of the Audit Committee from time to time, considering the recommendation of the Company's Nominating and Corporate Governance Committee, or any similar committee then constituted and, as appropriate, the views of the Company's Chairman of the Board. The Board shall have the power at any time to change the membership of the Audit Committee and to fill vacancies in it, subject to the satisfaction of such new member(s) of the membership requirements. The Board shall designate the chairperson of the Audit Committee.

Each member of the Audit Committee shall meet the applicable independence and financial expertise requirements of the Nasdaq Stock Market ("Nasdaq"), as they may be in effect from time to time. In addition, at least one member of the audit committee shall qualify as an "audit committee financial expert" as defined by the rules of the SEC, as they may be in effect from time to time.

Responsibilities

The Audit Committee shall assist the Board in discharging the Board's oversight responsibility to the Company's stockholders and the investment community relating to the accounting and financial reporting and control practices of the Company and its subsidiaries. The Audit Committee shall be directly responsible for the appointment, compensation and oversight of the Company's independent auditors, which auditors shall report directly to the Audit Committee. Although it is not the responsibility of the Audit Committee to prepare, audit or certify the Company's financial statements or to guarantee the independent auditors' report, the Audit Committee shall have general responsibility for monitoring the finance, accounting and audit activities and internal controls of the Company and its subsidiaries. Specifically, the Audit Committee shall

o choose the firm of independent certified public accountants to be appointed as the independent auditors of the Company, and ensure that such firm understands that it shall be ultimately accountable to the Audit Committee as representatives of the Company's stockholders. The Audit Committee shall have sole authority to retain, evaluate and, where appropriate in the exercise of its business judgment, terminate and replace the independent auditors;


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o     pre-approve all audit, audit related, review and attest services to be provided by the independent auditors, including the staffing, scope and timing thereof and the compensation to be paid therefor; provided, however, that the Audit Committee may delegate the authority to grant such pre-approval to one or more designated members of the Audit Committee who are independent directors of the Board ("Pre-Approval Delegates"), who shall present any such decisions to the full Audit Committee at scheduled meetings;

o consider whether the performance of nonaudit services proposed to be performed by the independent auditors is compatible with the independent auditors' independence;

o pre-approve all permissible nonaudit services, including tax services, to be provided by the independent auditors and the compensation to be paid therefor; provided, however, that the Audit Committee may delegate the authority to grant such pre-approval to one or more Pre-Approval Delegates, who shall present any such decisions to the full Audit Committee at scheduled meetings; and provided further that this pre-approval requirement may be waived if (a) the aggregate amount of all such nonaudit services provided to the Company constitutes not more than 5% of the total amount paid by the Company to the independent auditors during the fiscal year in which the nonaudit services are provided, (b) such services were not recognized by the Company at the time of engagement to be nonaudit services and (c) such nonaudit services are promptly brought to the attention of the Audit Committee and approved before the completion of the audit by the Audit Committee or by one or more Pre-Approval Delegates; and provided further that the Company may enter into an engagement for nonaudit services pursuant to pre-approval policies and procedures established by the Audit Committee, with timely notification to the Audit Committee of each such engagement.

o review and discuss with the independent auditors and the Company's management (a) the results of the independent auditors' annual audit examination, (b) any problems or difficulties with the audit and management's response, (c) any accompanying management letters, schedules of unreported differences (whether or not material) or other material written communications between the independent auditors and management and
      (d) any reports of the independent auditors with respect to interim periods;

o ensure receipt of, review and discuss with the independent auditors the formal written statement from the independent auditors, consistent with Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, concerning any relationships between the independent auditors and the Company or any other relationships or services that may impact the objectivity and independence of the auditors and take, or recommend that the Board take, appropriate action to oversee the independence of the independent auditors;

o review and discuss with management and the independent auditors the annual audited financial statements of the Company, including an analysis of the independent auditors' and management's judgment as to the quality of the Company's accounting principles and the other matters required by Statement on Accounting Standards No. 61, Communication with Audit Committees;

o before the filing of the audit report with the SEC, ensure receipt of, review and discuss with management and the independent auditors a report from the independent auditors of (a) all critical accounting policies and practices to be used by the Company, (b) all alternative accounting treatments of financial information permitted within GAAP for policies and practices related to material items that have been discussed with management, including the ramifications of using such alternative treatments and disclosures and the treatment preferred by the independent auditors; (c) any significant changes in the Company's accounting policies and practices and (d) any accounting and financial reporting proposals that may have a significant effect on the Company's financial reports;

o review and discuss with management and the independent auditors the Company's off-balance sheet arrangements (if any) that have or are reasonably likely to have a current or future effect on the Company's financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that is material to investors;


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o     resolve any disagreements between management and the independent auditors regarding the Company's financial reporting;

o based on the review and discussions described above, recommend to the Board whether the Company's annual audited financial statements should be included in the Company's Annual Report on Form 10-K ;

o review and discuss with management and the independent auditors the Company's quarterly financial results prior to the release of earnings;

o review and discuss with management and the independent auditors the Company's quarterly financial statements prior to the filing of the Company's Quarterly Reports on Form 10-Q;

o review and discuss with management and the independent auditors the adequacy and effectiveness of the Company's internal controls and internal audit procedures;

o conduct an appropriate review of all related-party transactions on an ongoing basis and if required by the listing standards of Nasdaq, approve all such conflict-of-interest transactions;

o establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or audit matters, and for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters ("whistleblower procedures");

o review and reassess the adequacy of this charter at least once a year and, to the extent and in the manner that the Company is legally required to do so by Securities and Exchange Commission rules, cause the Company to publicly file this charter, as then constituted; and

o prepare an audit committee report for inclusion in the Company's proxy statement for its annual meeting of stockholders.

In addition to the above responsibilities, the Audit Committee shall undertake such other duties as the Board may delegate to it from time to time and perform such other activities as are consistent with this charter, the bylaws and corporate governance principles of the Company and applicable law.

Meetings; Procedure

The Audit Committee shall meet as often as it may deem necessary or appropriate in its judgment, but in any event, it must meet at least once per financial quarter, either in person or telephonically. The Audit Committee shall meet in executive sessions with the independent auditors as it may necessary or appropriate in its judgment and shall meet without management in regular executive sessions. The majority of the members of the Audit Committee shall constitute a quorum. The Audit Committee may act without a meeting by securing the unanimous written consent of the members of the Audit Committee.

Except as expressly provided in this charter or the bylaws or corporate governance principles of the Company, the Audit Committee shall fix its own rules of procedure.

The Audit Committee shall report to the full Board with respect to its meetings and shall periodically report to the Board with respect to significant results of its activities.

Minutes of all meetings, including telephone meetings, and copies of all consents in lieu of meeting shall be maintained and furnished to members of the Audit Committee, the Board and the Secretary of the Company. In addition, all materials relating to Audit Committee meetings shall be circulated to all members of the Board in advance of Board meetings.


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Outside Advisors/Investigations

The Audit Committee shall have the authority to engage such independent counsel and other advisors as it determines necessary to carry out its duties. The Company shall provide appropriate funding, as determined by the Audit Committee, for compensating any such counsel or other advisors engaged by the Audit Committee and for ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying